EXHIBIT 10.30

                                  CONFIDENTIAL
             Surgical Safety Products, Inc., a New York corporation

                  INVESTOR SUITABILITY EVALUATION QUESTIONNAIRE

1.    NAME        ___________________________________________________

2.    ADDRESS     ___________________________________________________

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3.    PHONE       Residence         (     )_____________________________
                  Business          (     )_____________________________

4.    SOCIAL SECURITY NUMBER              ___________________________

      TAX IDENTIFICATION NUMBER           ___________________________

5.    DATE OF BIRTH     _____________________________________________

6. REPRESENTATIONS (Investor should initial the appropriate blanks to which an affirmative representation can be made)

                    _______________ The total purchase price does not exceed twenty percent (20%) of my net worth at the time of the sale and my subscription is at least One Hundred Fifty Thousand Dollars ($150,000.00).

                    _______________ I have a net worth of One Million Dollars ($1,000,000.00) or more.

                    _______________ I have an income of Tow Hundred Thousand Dollars ($200,000.00) or more in each of the past two (2) years and during the current year.

                    _______________ The total purchase price does not exceed twenty percent (20%) of my net worth.

     I further represent that I can bear the economic risk of this investment and that I have substantial experience in making investment decisions of this type.

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              Name of Investor                          Signature of Investor

                          Date:___________________________




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                       INVESTOR SUITABILITY STANDARDS AND
                             INVESTMENT RESTRICTIONS


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Suitability

     Shares will be offered and sold pursuant an exemption under the Securities Act, and exemptions under applicable state securities and Blue Sky laws. There are different standards under these federal and state exemptions which must be met by prospective investors in the Company.

     The Company will sell Shares only to those Investors it reasonably believes meet certain suitability requirements described below.

     Each   prospective   Investor  must  complete  a   Confidential   Purchaser
questionnaire and each Purchaser Representative, if any, must complete a Purchaser Representative Questionnaire.

     EACH INVESTOR MUST BE RESPONSIBLE FOR DETERMINING THAT IT IS PERMITTED TO INVEST IN THE COMPANY, THAT ALL APPROPRIATE ACTIONS TO AUTHORIZE SUCH AN INVESTMENT HAVE BEEN TAKEN, AND THAT ANY REQUIREMENTS THAT ITS INVESTMENTS BE DIVERSIFIED OR SUFFICIENTLY LIQUID HAVE BEEN MET.

     An investor will qualify as an accredited Investor if it falls within any one of the following categories at the time of the sale of the Shares to that
Investor:

          (1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in
     Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under
     Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan with the investment decisions made solely by persons that are accredited investors;
     (2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

          (3) An organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000;

          (4) A director or executive officer of the Company.

          (5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

          (6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;


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          (7) A trust with total assets in excess of $5,000,000,  not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as describe in Rule 506(b)(2)(ii) of Regulation D; and

          (8) An entity in which all of the equity owners are accredited investors (as defined above).

     As used in this Memorandum, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of (5) above, the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income an investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income form long-term capital gains has been reduced in arriving at adjusted gross income.

     In order to meet the conditions for exemption from the registration requirements under the securities laws of certain jurisdictions, investors who are residents of such jurisdiction may be required to meet additional suitability requirements.

     An Investor that does not qualify as an accredited Investor is a non-accredited Investor and may acquire Shares only if:

          (1) The Investor is knowledgeable and experienced with respect to investments in limited partnerships either alone or with its Purchaser Representative, if any; and

          (2) The Investor has been provided access to all relevant documents it desires or needs; and

          (3) The Investor is aware of its limited ability to sell and/or transfer its Shares in the Company; and

          (4) The Investor can bear the economic risk (including loss of the entire investment) without impairing its ability to provide for its financial needs and contingencies in the same manner as it was prior to making such investment.

     THE COMPANY RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION TO DETERMINE IF A POTENTIAL INVESTOR MEETS OR FAILS TO MEET THE SUITABILITY STANDARDS SET FORTH IN THIS SECTION.

Additional Suitability Requirements for Benefit Plan Investors

     In addition to the foregoing suitability standards generally applicable to all Investors, the Employee Retirement Income Security Act of 1934, as amended ("ERISA"), and the regulations promulgated thereunder by the Department of Labor impose certain additional suitability standards for Investors that are qualified pension, profit-sharing or stock bonus plans ("Benefit Plan Investor"). In considering the purchase of Shares, a fiduciary with respect to a prospective Benefit Plan Investor must consider whether an investment in the Shares will satisfy the prudence requirement of Section 404(a)(1)(B) of ERISA, since there is not expected to be any market created in which to sell or otherwise dispose of the Shares. In addition, the fiduciary must consider whether the investment in Shares will satisfy the diversification requirement of Section 404(a)(1)(C) of ERISA.

Restrictions on Transfer or Resale of Shares

     The Availability of Federal and state exemptions and the legality of the offers and sales of the Shares are conditioned upon, among other things, the fact that the purchase of Shares by all Investors are for investment purposes only and not with a view to resale or distribution. Accordingly, each prospective Investor will be required to represent in the Subscription Agreement that it is purchasing the Shares for its own account and for the purpose of investment only, not with a view to, or in accordance with, the distribution of sale of the Shares and that it will not sell, pledge, assign or transfer or offer to sell, pledge, assign or transfer any of its Shares without an effective registration statement under the Securities Act, or an exemption therefrom (including an exemption under Regulation D, Section 504) and an opinion of counsel acceptable to the Company that registration under the Securities


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Act is not required and that the transaction  complies with all other applicable
Federal and state securities or Blue Sky laws.







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                         Surgical Safety Products, Inc.
                            (A New York corporation)

                               ==================

                             SUBSCRIPTION DATA SHEET

                               ==================
Name of Subscriber
(Offeree):________________________________________________________________

Address of Residence
(if natural person):_______________________________________________________

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Address of
Business:_________________________________________________________________

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Subscriber's
Telephone No.:____________________________________________________________

Subscriber's Social
Security No. or
Tax I.D. No.:______________________________________________________________

Preferred Address for
             receiving ma( ) Residenc( ) Business( ) Other, if any:

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Date of Subscription:_______________________________________________________

Amount of Subscrip$______________________________





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                      SUBSCRIPTION AGREEMENT AND INVESTMENT
                           REPRESENTATION OF INVESTORS

Surgical Safety Products, Inc.
SSP Corporate Center
2018 Oak Terrace
Sarasota, FL 34231

Gentlemen:

1. Subject to the terms and conditions hereof, the undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to accept and subscribe to (a)_________ shares of Rule 144 Restricted common stock of Surgical Safety Products, Inc., a New York corporation (the Company), and,
     (b) ___________________ five (5) year Warrants to purchase a share of Rule 144 Restricted Common Stock of the Company at an exercise price of $1.00 per share, for a total consideration of $______________, the receipt and sufficiency of which is hereby acknowledged.

2. In order to induce the Company to accept the subscription made hereby, the undersigned hereby represents and warrants to the Company, and each other person who acquires or has acquired the Shares, as follows :

          (a) The undersigned, if an individual (i) has reached the age of majority in the state in which he resides and (ii) is a bona fide resident and domiciliary (not a temporary or transient resident) of the state set forth beneath his signature below.

          (b) The undersigned has the financial ability to bear the economic risk of an investment in the Shares has adequate means of providing for his current needs and personal contingencies, has no need for liquidity in such investment, and could afford a complete loss of such investment. The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to his net worth, and his investment in the Company will not cause such overall commitment to become excessive.

          (c) The undersigned meets at least one of the following criteria:

               (i) the undersigned is a natural person whose individual net worth or joint net worth with his spouse, at the time of his purchase, exceeds $1,000,000 (ONE MILLION DOLLARS); or (ii) the undersigned is a natural person and had an individual income in excess of $200,000 (TWO-HUNDRED THOUSAND DOLLARS) in each of the two most recent years, or jointly with his spouse in excess of $300,000 (THREE-HUNDRED THOUSAND DOLLARS) in each of those years, and who reasonably expects to achieve at least the same income level in the current year; or
          (iii) qualifies as an accredited investor under Regulation D of the Securities Act of 1933 (the "Act").

          (d) The investment is one in which I am purchasing for myself and not for others, the investment amount does not exceed 10% of my net worth and I have the capability to understand the investment and the risk.

          (e) The undersigned has been given a full opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of the offering and the business of the Company, and to obtain additional information necessary to verify the accuracy of the information given him or to obtain such other information as is desired in order to evaluate an investment in the Shares. All such questions have been answered to the full satisfaction of the undersigned.

          (f) In making his decision to purchase the Shares herein subscribed for, the undersigned has relied solely upon independent investigations made by him. He has received no representation or warranty from the Company or from a broker-dealer, if any, or any of the affiliates, employees or agents of either. In addition, he is not subscribing pursuant hereto for any Shares as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including the undersigned, had been invited as a result of, subsequent to, or pursuant to any of the foregoing.


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          (g)  The  undersigned  understands  that  the  Shares  have  not  been registered under the Act in reliance upon specific exemptions from registration thereunder, and he agrees that his Shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act and applicable state securities laws, which restrictions require the approval of the Company for the transfer of any Shares (which approval, except under limited circumstances, may be withheld by the Company in its sole discretion). The undersigned has been advised that the Company has no obligations to cause the Shares to be registered under the Act or to comply with any exemption under the Act, including but not limited to that set forth in Rule 144 promulgated under the Act, which would permit the Shares to be sold by the undersigned. The undersigned understands that it is anticipated that there may not be any market for resale of the Shares, and that it may not be possible for the undersigned to liquidate an investment in the Shares. The undersigned understands the legal consequences of the foregoing to mean that he must bear the economic risk of his investment in the Shares. He understands that any instruments representing the Shares will bear legends restricting the transfer thereof.

3. To the extent I have the right to rescind my purchase of the Shares, which right of recission is hereby offered, I waive and relinquish such rights and agree to accept certificate(s) evidencing such Shares.

4. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

5. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

6. The shares referred to herein may be sold to the subscriber in a transaction exempt under Section 517.061 of the Florida Securities Act. The shares have not been registered under said act in the State of Florida. In addition, if sales are made to five or more persons in the State of Florida, any sale in the State of Florida is voidable by the purchaser within three (3) days after the first tender of consideration is made by such purchaser to the issuer, an agent of the issuer, or an escrow agent or within three (3) days after the availability of that privilege is communicated to such purchaser, whichever occurs later.

     IN WITNESS WHEREOF, the undersigned has executed and agrees to be bound by this Subscription Agreement and Investment Representation on the date written below as the Date of Subscription:

                         (TO BE USED FOR INDIVIDUAL(S))

     ----------------------------              -----------------------------
     Print Name of Individual                  Signature of Individual

     -----------------------------             -----------------------------
     State of Residence                        Date of Subscription



                   (TO BE USED FOR PARTNERSHIPS, CORPORATIONS,
                            TRUSTS OR OTHER ENTITIES)

    _____________________________       By:_______________________________
    Name of Partnership, Corporation,    Signature of Authorized Representative
    Trust, or Entity

-------------------------------            -------------------------------
Capacity of Authorized Representativ    Print Name of Authorized Representative

-------------------------------            -------------------------
Jurisdiction of Incorporation            Date of Subscription
or Organization